UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	December 13, 2011

Cameron International Corporation
______________________________________________
(Exact Name of Registrant as Specified in its Charter)

Delaware ___________________ (State or other jurisdiction of incorporation)	1-13884 _________________ (Commission File Number)	76-0451843 ___________________ (I.R.S. Employer Identification No.)

1333 West Loop South, Suite 1700, Houston, Texas ________________________________________	77027 _______________
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(713) 513-3300

Not Applicable
_______________________________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 8.01	Other Events

The Board of Directors of Cameron International Corporation (the “Company”) has approved the repurchase of shares of the Company’s Common Stock up to $500 million.

Purchases pursuant to this authority may be made directly or indirectly by way of open market transactions or structured programs, including the use of derivatives, for the Company’s own account or through commercial banks or financial institutions.

This authorization supersedes and replaces all previous share repurchase authorizations.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CAMERON INTERNATIONAL CORPORATION
By: /s/ William C. Lemmer
William C. Lemmer
Senior Vice President and General Counsel

Date:     December19, 2011